Income Taxes - Additional information (Details) - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2022	Jan. 31, 2021	Jan. 31, 2020
Income Before Taxes, Percent	16.00%	26.00%	23.00%
Effective Income Tax Rate Reconciliation, Percent, Total	14.00%	5.00%	11.00%
Undistributed Earnings of Foreign Subsidiaries	$ 573,000
Liability for Uncertainty in Income Taxes, Noncurrent	7,354	$ 8,393	$ 6,650
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	7,400
Significant Change in Unrecognized Tax Benefits is Reasonably Possible, Amount of Unrecorded Benefit	2,100
Volunatry Change Elected to Adopt in Accounting for Deferred Revenue for Income Tax Purposes in the United States [Member]
Current Federal Tax Expense (Benefit)	(9,300)
Deferred Federal Income Tax Expense (Benefit)	$ 9,300